UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2013

Microsoft Corporation

(Exact name of registrant as specified in its charter)

Washington	0-14278	91-1144442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington		98052-6399
(Address of Principal Executive Offices)		(Zip Code)

(425) 882-8080

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Effective September 19, 2013 the Compensation Committee of the Board of Directors of Microsoft Corporation (the “Company”) approved (1) the amended Microsoft Corporation Executive Officer Incentive Plan (the “Incentive Plan”); (2) the form of Executive Officer Incentive Plan Stock Award Agreement under the Microsoft Corporation 2001 Stock Plan (Section 162(m) Performance-Based Awards) (the “162(m) Award Agreement”); and (3) the form of Executive Officer Incentive Plan Stock Award Agreement under the Microsoft Corporation 2001 Stock Plan (Service-Based) (the “Service-Based Award Agreement”).

The Company may from time to time make awards to executive officers under the Service-Based Award Agreement (“Special Awards”) to achieve a range of objectives. These include:

•	Ensuring continuity of key leaders during the transition to a new chief executive officer

•	Preserving our competitive position by enhancing retention of key executives with critical skills of strategic importance

•	Recognizing sustained exceptional performance providing significant value to the Company over a period of years

•	Ensuring that our key executives have sufficient unvested equity to provide alignment with shareholders

Special Awards will generally have the following characteristics and terms: (1) awards will be limited to the situations described above; (2) awards will vest over a period of at least thirty months; (3) awards will not exceed the share limits on individual awards under the Microsoft Corporation 2001 Stock Plan and will range from 25% to 150% of the recipient’s annual target compensation; (4) awards will not qualify for the retirement vesting provisions described in the Service-Based Award Agreement; (5) unvested awards will be subject to forfeiture upon termination of employment; and (6) awards will be subject to the Company’s executive compensation recovery policy.

The summary is qualified by the text of the Incentive Plan, 162(m) Award Agreement, and Service-Based Award Agreement, copies of which are filed as exhibits to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.17	Microsoft Corporation Executive Officer Incentive Plan

10.20	Form of Executive Officer Incentive Plan Stock Award Agreement under the Microsoft Corporation 2001 Stock Plan (Section 162(m) Performance-Based Awards)

10.21	Form of Executive Officer Incentive Plan Stock Award Agreement under the Microsoft Corporation 2001 Stock Plan (Executive Incentive Program – Service-Based)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORP.
(Registrant)

By:	/s/ John A. Seethoff
John A. Seethoff
Assistant Secretary

Date: September 23, 2013

EXHIBIT INDEX

Exhibit Number	Description

10.17	Microsoft Corporation Executive Officer Incentive Plan

10.20	Form of Executive Officer Incentive Plan Stock Award Agreement under the Microsoft Corporation 2001 Stock Plan (Section 162(m) Performance-Based Awards)

10.21	Form of Stock Award Agreement under the Microsoft Corporation 2001 Stock Plan (Service-Based)